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                                                                            IP&B
                                                                          9/9/92






                            THE REEVES BROTHERS, INC.

                                 401(a)(17) PLAN







                            Effective January 1, 1989


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Definitions. . . . . . . . . . . . . . . . . . . . . . . . .         1
  Section 1.01.  Beneficiary . . . . . . . . . . . . . . . .         1
  Section 1.02.  Board . . . . . . . . . . . . . . . . . . .         1
  Section 1.03.  Code. . . . . . . . . . . . . . . . . . . .         1
  Section 1.04.  Committee . . . . . . . . . . . . . . . . .         1
  Section 1.05.  Company . . . . . . . . . . . . . . . . . .         1
  Section 1.06.  Employee. . . . . . . . . . . . . . . . . .         1
  Section 1.07.  ERISA . . . . . . . . . . . . . . . . . . .         1
  Section 1.08.  Participating Affiliated Companies. . . . .         2
  Section 1.09.  Pension Plan. . . . . . . . . . . . . . . .         2
  Section 1.10.  Plan. . . . . . . . . . . . . . . . . . . .         2
  Section 1.11.  Plan Year . . . . . . . . . . . . . . . . .         2

Purpose of Plan. . . . . . . . . . . . . . . . . . . . . . .         3
  Section 2.01.  Purpose . . . . . . . . . . . . . . . . . .         3

Eligibility. . . . . . . . . . . . . . . . . . . . . . . . .         4
  Section 3.01.  Eligibility . . . . . . . . . . . . . . . .         4
  Section 3.02.  Limitation on Eligibility . . . . . . . . .         4

Benefits . . . . . . . . . . . . . . . . . . . . . . . . . .         5
  Section 4.01.  Amount of Benefits. . . . . . . . . . . . .         5
  Section 4.02.  Pension Plan Benefits . . . . . . . . . . .         5
  Section 4.03.  Form and Time of Benefit Payments . . . . .         6
  Section 4.04.  Beneficiary in the Event of Death . . . . .         7
  Section 4.05.  Benefits Unfunded . . . . . . . . . . . . .         7

Administration . . . . . . . . . . . . . . . . . . . . . . .         8
  Section 5.01.  Duties of Committee . . . . . . . . . . . .         8
  Section 5.02.  Finality of Decisions . . . . . . . . . . .         8

Amendment and Termination. . . . . . . . . . . . . . . . . .         9
  Section 6.01.  Amendment and Termination . . . . . . . . .         9
  Section 6.02.  Contractual Obligation. . . . . . . . . . .         9

Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . .        10
  Section 7.01.  No Employment Rights. . . . . . . . . . . .        10
  Section 7.02.  Assignment. . . . . . . . . . . . . . . . .        10
  Section 7.03.  Law Applicable. . . . . . . . . . . . . . .        10


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                            THE REEVES BROTHERS, INC.
                                401 (a)(17) PLAN

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

     The words and phrases defined hereinafter shall have the following meaning when capitalized unless the context otherwise requires:

     SECTION 1.01. BENEFICIARY. The person or persons named under the provisions of Section 4.04 of this Plan.

     SECTION 1.02.  BOARD.  The Board of Directors of the Company.

     SECTION 1.03. CODE. The Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

     SECTION 1.04. COMMITTEE. The Pension Committee described in Article 7 of the Pension Plan.

     SECTION 1.05. COMPANY. Reeves Brothers, Inc., a Delaware corporation, or any successor corporation which agrees to assume the duties of the Company hereunder.

     SECTION 1.06. EMPLOYEE. A participant in the Pension Plan who is employed by the Company or one or more Participating Affiliated Companies.

     SECTION 1.07. ERISA. The Employee Retirement Income Security Act of 1974, as amended, or as it may be amended.

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     SECTION 1.08.  PARTICIPATING AFFILIATED COMPANIES.  Any affiliate of the
Company designed by the Board as a participating employer under the Pension
Plan.

     SECTION 1.09. PENSION PLAN. The Reeves Brothers, Inc. Pension Plan for Salaried Employees.

     SECTION 1.10.  PLAN.  The Reeves Brothers, Inc. 401(a)(17) Plan.

     SECTION 1.10.  PLAN YEAR.  The calendar year.



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                                    ARTICLE 2
                                    ---------

                                 PURPOSE OF PLAN

     SECTION 2.01. PURPOSE. The purpose of this Plan is simply to restore to employees of the Company the benefits they lose under the Pension Plan as a result of the compensation limit in section 401(a)(17) of the Code
("section 401(a)(17)") and shall be construed accordingly.

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                                    ARTICLE 3
                                    ---------

                                   ELIGIBILITY

     SECTION 3.01. ELIGIBILITY. Any Employee or Beneficiary eligible to receive benefits from the Pension Plan shall be eligible to receive benefits under this Plan if (a) his or her benefits cannot be fully provided by the Pension Plan because of provisions thereof implementing section 401(a)(17) and
(b) they are designated in Appendix A.

     SECTION 3.02. LIMITATION ON ELIGIBILITY. Notwithstanding Section 3.01, no benefits shall be paid an Employee or his or her Beneficiary unless the Employee retires under the Normal Retirement, Early Retirement, Vested Deferred or Disability Retirement Pension sections of the Pension Plan, or dies while employed by the Company (or Participating Affiliated Companies) under circumstances that entitle his Beneficiary to Death Benefits under the Pension Plan.

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                                    ARTICLE 4
                                    ---------

                                    BENEFITS


     SECTION 4.01. AMOUNT OF BENEFITS. The benefit payable under this Plan to an Employee (or his or her Beneficiary) will equal the benefit, if any, which would have been payable to the Employee (or his or her Beneficiary as the case may be) under the terms of the Pension Plan, but for the restrictions of section 401(a)(17) and section 415 of the Code ("section 415"), less the amounts described in (b).

     (a) Benefits under this Plan will only be paid to supplement benefit payments actually made from the Pension Plan. If benefits are not payable under a Pension Plan because the Employee has failed to vest, or because the Pension Plan is terminated or for any other reason, no payments will be made under this Plan with respect to such Pension Plan.

     (b) The benefits payable under this Plan will be reduced by the combined amounts of "Pension Plan Benefits" described in Section 4.02 and the amount of benefits which would have been payable to the Employee (or his or her Beneficiary as the case may be) under the terms of the Pension Plan, but for the restrictions of section 415.

     SECTION 4.02. PENSION PLAN BENEFITS. The term "Pension Plan Benefits" generally means the benefits actually payable to an Employee or Beneficiary under the Pension Plan. However, this Plan is only intended to remedy benefit reductions caused by the operation of section 401(a)(17) and not reductions

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caused for any other reason.  In those instances where pension benefits are reduced for some other reason, the term "Pension Plan Benefits" shall be deemed to mean the benefits that would have been actually payable but for such other reason.

     Examples of such other reasons include, but are not limited to the following:

          (a) A reduction in pension benefits as a result of a distress termination (as described in ERISA Section 4041(c) or any comparable successor provision of law) of the Pension Plan. In such a case, the Pension Plan Benefits will be deemed to refer to the payments that would have been made from the Pension Plan had it terminated on a fully funded basis as a standard termination (as described in ERISA Section 4041(b) or any comparable successor provision of law).

          (b) A reduction of accrued benefits as permitted under section 412(c)(8) of the Code, or any comparable successor provision of law.

          (c) A reduction of pension benefits as a result of payment of all or a portion of an Employee's benefits to a third party on behalf of or with respect to an Employee.

     SECTION 4.03. FORM AND TIME OF BENEFIT PAYMENTS. Benefits due under this Plan shall be paid at such time or times following the Employee's retirement or death as may be selected by the Committee in its sole discretion from among the options available under the Pension Plan. In no event will benefits

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under this Plan be payable earlier than benefits under the Pension Plan.

     SECTION 4.04. BENEFICIARY IN THE EVENT OF DEATH. Upon the death of an Employee, any remaining benefits due under this Plan to an Employee shall be distributed to (1) the Beneficiary designated by the Employee under the Pension Plan, or if none, (2) the Beneficiary determined in accordance with Section 5.01 of the Pension Plan.

     SECTION 4.05. BENEFITS UNFUNDED. Benefits payable under this Plan shall be paid by the Company each year out of its general assets and shall not be funded in any manner. The Company may enter into separate written agreements to provide for the funding of all or part of the benefits under this Plan.

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                                    ARTICLE 5
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                                 ADMINISTRATION

     SECTION 5.01. DUTIES OF COMMITTEE. This Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall have full discretionary authority to determine eligibility, to construe and interpret the terms of the Plan, including the power to remedy possible ambiguities, inconsistencies or omissions, and to determine the amount and manner of payment of the benefits due to or on behalf of each Employee and/or his or her Beneficiary from this Plan.

     SECTION 5.02. FINALITY OF DECISIONS. The decisions made by and the actions taken by the Committee in the administration of this Plan shall be final and conclusive on all persons, and the members of the Committee shall not be subject to individual liability with respect to this Plan. The Committee shall provide for appeals of claim denials as required by ERISA 503.

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                                    ARTICLE 6
                                    ---------

                            AMENDMENT AND TERMINATION

     SECTION 6.01. AMENDMENT AND TERMINATION. While the Company intends to maintain this Plan in conjunction with the Pension Plan for as long as necessary, the Company reserves the right to amend and/or terminate the Plan at any time for whatever reasons it may deem appropriate.

     SECTION 6.02. CONTRACTUAL OBLIGATION. Notwithstanding Section 6.01, the Company intends to assume a contractual commitment to pay the benefits under this Plan, to the extent they have accrued prior to amendment or termination under Section 6.01, to the extent it is financially capable of meeting such obligations.

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                                    ARTICLE 7
                                    ---------

                                  MISCELLANEOUS

     SECTION 7.01. NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall be construed as a contract of employment between the Company or any Participating Affiliated Companies and any Employee, or as a right of any Employee to be continued in employment or as a limitation of the right of the Company or ay Participating Affiliated Companies to discharge any Employee with or without cause.

     SECTION 7.02. ASSIGNMENT. The benefits payable under this Plan may not be assigned or alienated.

     SECTION 7.03. LAW APPLICABLE. This Plan shall be governed by the laws of the State of New York.


                                             REEVES BROTHERS, INC.


                                             By:_______________________________

ATTEST:

______________________________

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